FOR IMMEDIATE  RELEASE:                                       January 18, 2001

                     SIMMONS FIRST ANNOUNCES 2000 EARNINGS
                   -----------------------------------------
Pine Bluff, Arkansas - Simmons First National Corporation today announced operating earnings (net income excluding merger-related expenses) of $18,869,000, or $2.58 diluted operating earnings per share for the twelve-month period ended December 31, 2000. These earnings reflect an increase of $319,000, or $0.06 per share over the December 31, 1999 operating earnings of $18,550,000, or $2.52 diluted operating earnings per share. Net income for the same period increased $1,701,000, or $0.25 diluted earnings per share, of which $1,382,000, or $0.19 per share, was attributable to after tax merger-related expenses incurred in 1999. Operating return on average assets and operating return on average stockholders' equity for the twelve-month period ended December 31, 2000, was 1.05% and 11.33%, compared to 1.11% and 11.80%, respectively, for the same period in 1999.

Earnings for the fourth quarter of 2000 were $4,967,000, or $0.69 diluted earnings per share. These earnings reflect a slight decrease of $111,000 from the fourth quarter of 1999, while diluted earnings per share remained unchanged when compared to the same period of the previous year. The relatively flat fourth quarter was primary attributable to continued pressure on net interest margin.

"We are pleased with the core banking performance of our Company this year, especially in light of pressure on net interest margins experienced in our Company as well as throughout the industry. Deposits, loans and revenues continue to grow, while capital and asset quality remain strong," said J. Thomas May, Chairman, President, and Chief Executive Officer.

Because of the Corporation's cash acquisitions, cash operating earnings (net income excluding amortization of intangibles and merger-related expenses) are an integral component of earnings. Year-to-date diluted cash operating earnings, on a per share basis, as of December 31, 2000 was $2.83 compared to $2.74 at December 31, 1999. Cash operating return on average assets was 1.18% and cash operating *return on average stockholders' equity was 12.56% for the twelve-month period ended December 31, 2000, compared with 1.23% and 12.99%, respectively, for the same period in 1999. Diluted cash earnings for the fourth quarter of 2000 were $0.75 per share compared with $0.74 for the fourth quarter of 1999.


Total assets for the Corporation at December 31, 2000, were $1.912 billion, an increase of $215 million, or 12.7%, over the same figure at December 31, 1999. During the third quarter of 2000, Simmons First completed the acquisition of 12 branches with assets of $72 million. Stockholders' equity at the end of the fourth quarter of 2000 was $173.3 million, a $14.0 million, or 8.8%, increase from December 31, 1999.

Asset quality remains strong with the allowance for loan losses as a percent of total loans at 1.63% as of December 31, 2000. As of December 31, 2000, non-performing loans equaled 0.85% of total loans compared to 0.92% as of year-end 1999. At year-end 2000, the allowance for loan losses equaled 193% of non-performing loans compared to 167% at year-end 1999.

As previously announced, the Company has adopted a stock repurchase program. This program authorizes the repurchase of up to 200,000 shares, or approximately
2.7 percent of the outstanding shares. As of December 31, 2000 the Company has repurchased 156,827 shares of stock with a weighted average repurchase price of $20.58 per share.

CONFERENCE CALL

Management will conduct a conference call to review this information at 3:00 p.m. CST (4:00 p.m. EST) on Thursday, January 18, 2001. Interested parties can listen to this call by calling 1-800-874-9030 (United States and Canada only) and ask for Simmons First National Corporation conference call. A recorded playback of the call will be available the next morning by calling 1-800-642-1687. The passcode for this playback is 406601 and the recording will be available through the end of business February 8, 2001. In addition, the call will also be available live or in recorded version on the Company's website at www.simmonsfirst.com under the "webcast" icon.

Simmons First National Corporation is a financial holding company, with community banks in Pine Bluff, Jonesboro, Lake Village, Dumas, Rogers,
Russellville, Searcy and El Dorado, Arkansas. The Company's eight banks are conducting financial operations from 63 offices in 33 communities.

####

FOR MORE INFORMATION CONTACT:
BARRY L. CROW
Executive Vice President and Chief Financial Officer
Simmons First National Corporation
(870) 541-1350
Ticker symbol:  SFNCA

_______________________________________________________________________________
Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation's financial results is included in its Form 10-K filing with the Securities and Exchange Commission.
_______________________________________________________________________________


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



 Simmons First National Corporation                                                                                   SFNCA
 Consolidated End of Period Balance Sheets
 For the Quarters Ended                                          Dec 31       Sep 30       Jun 30       Mar 31        Dec 31
 (In thousands)                                                   2000         2000         2000         2000          1999
                                                                -------       ------       ------       ------        ------

 ASSETS
 Cash and non-interest bearing balances due from banks       $    77,495  $    56,705  $    49,013  $    51,081   $    60,324
 Interest bearing balances due from banks                         12,990       19,218       29,973       18,848        15,381
 Federal funds sold and securities purchased
   under agreements to resell                                     20,650        5,650       27,510       52,645         5,500
                                                               ---------    ---------    ---------    ---------     ---------
     Cash and cash equivalents                                   111,135       81,573      106,496      122,574        81,205

 Investment securities                                           398,483      401,735      399,045      407,072       409,279
 Mortgage loans held for sale                                      8,934       12,177        7,465        7,144         6,814
 Assets held in trading accounts                                   1,127          734          390          814         1,388

 Loans                                                         1,294,710    1,268,931    1,171,627    1,136,678     1,113,635
    Allowance for loan losses                                    (21,157)     (20,691)     (18,002)     (17,719)      (17,085)
                                                               ---------    ---------    ---------    ---------     ---------
 Net loans                                                     1,273,553    1,248,240    1,153,625    1,118,959     1,096,550

 Premises and equipment                                           46,597       46,370       41,221       40,379        40,383
 Foreclosed assets held for sale, net                              1,104        1,226        1,249        1,632           747
 Interest receivable                                              18,878       18,961       15,985       15,312        15,681
 Intangible assets tax deductible, net                            32,944       33,231       23,425       23,908        24,391
 Intangible assets non tax deductible, net                         2,297        2,433        2,567        2,701         2,835
 Other assets                                                     17,441       18,528       18,544       17,540        18,157
                                                               ---------    ---------    ---------    ---------     ---------

                       TOTAL ASSETS                          $ 1,912,493  $ 1,865,208  $ 1,770,012  $ 1,758,035   $ 1,697,430
                                                               =========    =========    =========    =========     =========

 LIABILITIES
 Non-interest bearing transaction accounts                   $   213,312  $   195,678  $   188,474  $   196,418   $   170,571
 Interest bearing transaction accounts and savings deposits      471,609      445,513      453,215      437,743       463,354
 Time deposits less than $100,000                                595,696      605,828      576,937      596,147       551,418
 Time deposits greater than $100,000                             324,969      291,399      270,850      249,807       225,290
                                                               ---------    ---------    ---------    ---------     ---------
         Total deposits                                        1,605,586    1,538,418    1,489,476    1,480,115     1,410,633
                                                               ---------    ---------    ---------    ---------     ---------
 Federal funds purchased and securities
   sold under agreements to repurchase                            67,250       87,767       47,556       44,171        60,496
 Short-term debt                                                   4,070        9,524        6,515        8,981         5,044
 Long-term debt - parent company                                  14,857       14,873       16,888       16,903        16,917
 Long-term FHLB debt - affiliate banks                             9,574        9,784        9,996       10,208        12,052
 Trust preferred securities                                       17,250       17,250       17,250       17,250        17,250
 Accrued interest and other liabilities                           20,563       18,046       16,428       17,614        15,667
                                                               ---------    ---------    ---------    ---------     ---------
                     TOTAL LIABILITIES                         1,739,150    1,695,662    1,604,109    1,595,242     1,538,059
                                                               ---------    ---------    ---------    ---------     ---------

 STOCKHOLDERS' EQUITY
   Capital stock                                                   7,181        7,272        7,334        7,330         7,316
   Surplus                                                        47,964       49,713       50,992       50,925        50,770
   Undivided profits                                             118,232      114,772      111,263      108,121       105,185
   Accumulated other comprehensive income
      Unrealized depreciation on available-for-sale securities       (34)      (2,211)      (3,686)      (3,583)       (3,900)
                                                               ---------    ---------    ---------    ---------     ---------
                TOTAL STOCKHOLDERS' EQUITY                       173,343      169,546      165,903      162,793       159,371
                                                               ---------    ---------    ---------    ---------     ---------

        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $ 1,912,493  $ 1,865,208  $ 1,770,012  $ 1,758,035   $ 1,697,430
                                                               =========    =========    =========    =========     =========

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



 Simmons First National Corporation                                                                                    SFNCA
 Consolidated Average Quarter-to-Date Balance Sheets
 For the Quarters Ended                                         Dec 31       Sep 30       Jun 30       Mar 31        Dec 31
 (In thousands)                                                  2000         2000         2000         2000          1999
                                                              ---------     --------    --------     ---------      ---------

 ASSETS
 Cash and non-interest bearing balances due from banks         $   58,503  $    53,892  $    50,070   $    53,532  $    58,358
 Interest bearing balances due from banks                          17,775       15,246       14,935         9,977        6,803
 Federal funds sold and securities purchased
   under agreements to resell                                      14,364       13,522       36,277        24,698       16,423
                                                                 --------     ---------   ---------     ---------    ---------
     Cash and cash equivalents                                     90,642       82,660      101,282        88,207       81,584

 Investment securities                                            401,952      398,074      408,184       409,423      417,920
 Mortgage loans held for sale                                       8,919        7,563        6,612         6,027        8,040
 Assets held in trading accounts                                      289          528        3,372         1,326        2,038

 Loans                                                          1,273,298    1,249,524    1,152,127     1,120,836    1,103,371
    Allowance for loan losses                                     (21,118)     (20,281)     (18,120)      (17,586)     (17,710)
                                                                ---------    ---------    ---------     ---------    ---------
 Net loans                                                      1,252,180    1,229,243    1,134,007     1,103,250    1,085,661

 Premises and equipment                                            46,311       45,811       40,891        40,854       40,101
 Foreclosed assets held for sale, net                               1,148        1,240        1,509         1,008          917
 Interest receivable                                               19,286       18,172       16,174        15,888       16,723
 Intangible assets, net                                            35,383       34,568       26,296        26,914       27,533
 Other assets                                                      17,210       18,039       18,143        17,668       17,089
                                                                ---------   ----------    ---------     ---------    ---------

                        TOTAL ASSETS                           $1,873,320  $1,835,898    $1,756,470    $1,710,565  $ 1,697,606
                                                                =========   =========     =========     =========    =========


 LIABILITIES
 Non-interest bearing transaction accounts                     $  195,590    $ 189,827    $ 185,084   $   182,282   $  177,539
 Interest bearing transaction accounts                            148,975      143,620      143,911       145,805      163,256
 Savings deposits                                                 305,894      301,473      292,866       296,859      289,499
 Time deposits less than $100,000                                 599,025      596,273      593,502       559,525      550,898
 Time deposits greater than $100,000                              308,136      288,765      260,819       234,242      220,722
                                                                ---------    ---------    ---------     ---------    ---------
         Total deposits                                         1,557,620    1,519,958    1,476,182     1,418,713    1,401,914
                                                                ---------    ---------    ---------     ---------    ---------
 Federal funds purchased and securities
   sold under agreements to repurchase                             77,054       77,505       44,748        57,622       68,049
 Short-term debt                                                    6,832       10,305        9,696        10,305        4,150
 Long-term debt                                                    41,762       42,647       44,190        44,812       47,077
 Accrued interest and other liabilities                            18,520       17,632       16,634        15,847       16,752
                                                                ---------    ---------    ---------     ---------    ---------
                      TOTAL LIABILITIES                         1,701,788    1,668,047    1,591,450     1,547,299    1,537,942
                                                                ---------    ---------    ---------     ---------    ---------

                 TOTAL STOCKHOLDERS' EQUITY                       171,532      167,851      165,020       163,266      159,664
                                                                ---------    ---------    ---------     ---------    ---------

         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          $  1,873,320  $ 1,835,898  $ 1,756,470   $ 1,710,565  $ 1,697,606
                                                                =========    =========    =========     =========    =========



 Simmons First National Corporation                                                                                    SFNCA
 Consolidated Average Year-to-Date Balance Sheets
 For the Quarters Ended                                          Dec 31        Sep 30       Jun 30       Mar 31       Dec 31
 (In thousands)                                                   2000           2000        2000         2000         1999
                                                                -------       --------     --------     --------     --------
 ASSETS
 Cash and non-interest bearing balances due from banks      $     54,011  $    52,503  $    51,801  $    53,532   $    54,924
 Interest bearing balances due from banks                         14,495       13,393       12,456        9,977        11,071
 Federal funds sold and securities purchased
   under agreements to resell                                     22,170       24,791       30,488       24,698        39,815
                                                             -----------   ----------   ----------   ----------    ----------
     Cash and cash equivalents                                    90,676       90,687       94,745       88,207       105,810

 Investment securities                                           404,123      404,969      408,630      409,423       420,535
 Mortgage loans held for sale                                      7,285        6,737        6,319        6,027         9,969
 Assets held in trading accounts                                   1,373        1,738        2,349        1,326         1,309

 Loans                                                         1,199,288    1,174,437    1,136,481    1,120,836     1,052,619
    Allowance for loan losses                                    (19,284)     (18,668)     (17,853)     (17,586)      (17,391)
                                                             -----------   ----------   ----------   ----------    ----------
 Net loans                                                     1,180,004    1,155,769    1,118,628    1,103,250     1,035,228

 Premises and equipment                                           43,362       42,425       40,793       40,854        39,703
 Foreclosed assets held for sale, net                              1,226        1,252        1,258        1,008         1,776
 Interest receivable                                              17,387       16,750       16,031       15,888        15,880
 Intangible assets, net                                           30,813       29,278       26,605       26,914        28,449
 Other assets                                                     17,765       17,951       17,907       17,668        16,969
                                                             -----------   ----------   ----------   ----------    ----------

                       TOTAL ASSETS                         $  1,794,014  $ 1,767,556  $ 1,733,265  $ 1,710,565   $ 1,675,628
                                                             ===========   ==========   ==========   ==========    ==========


 LIABILITIES
 Non-interest bearing transaction accounts                  $    188,220  $   185,746  $   183,683    $ 182,282   $   178,103
 Interest bearing transaction accounts                           145,582      144,443      144,858      145,805       159,128
 Savings deposits                                                299,297      297,082      294,863      296,859       289,199
 Time deposits less than $100,000                                587,140      583,147      576,512      559,525       543,309
 Time deposits greater than $100,000                             273,129      261,376      247,531      234,242       211,929
                                                             -----------   ----------   ----------     --------    ----------
         Total deposits                                        1,493,368    1,471,794    1,447,447    1,418,713     1,381,668
                                                             -----------   ----------   ----------   ----------    ----------
 Federal funds purchased and securities
   sold under agreements to repurchase                            64,304       60,022       51,185       57,622        67,359
 Short-term debt                                                   9,371        9,863       10,183       10,305         3,418
 Long-term debt                                                   43,255       44,118       44,318       44,812        48,694
 Accrued interest and other liabilities                           17,199       16,740       16,265       15,847        17,285
                                                             -----------   ----------   ----------   ----------    ----------
                     TOTAL LIABILITIES                         1,627,497    1,602,537    1,569,398    1,547,299     1,518,424
                                                             -----------   ----------   ----------   ----------    ----------

                TOTAL STOCKHOLDERS' EQUITY                       166,517      165,019      163,867      163,266       157,204
                                                             -----------   ----------   ----------   ----------    ----------

        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          $  1,794,014  $ 1,767,556  $ 1,733,265  $ 1,710,565   $ 1,675,628
                                                             ===========   ==========   ==========   ==========    ==========



 Simmons First National Corporation                                                                            SFNCA
 Consolidated Statements of Income - Quarter-to-Date
 For the Quarters Ended                                             Dec 31     Sep 30    Jun 30    Mar 31     Dec 31
 (In thousands, except per share data)                               2000       2000      2000      2000       1999
                                                                   -------    --------  -------   -------    --------
 INTEREST INCOME
    Loans                                                          $ 30,415   $ 28,952  $ 26,019  $ 24,726   $ 24,758
    Federal funds sold and securities purchased
      under agreements to resell                                        281        332       565       352        217
    Investment securities                                             5,848      5,864     5,966     5,907      6,018
    Mortgage loans held for sale, net of unrealized gains (losses)      160        143       121       118        153
    Assets held in trading accounts                                       7          5        65        18         24
    Interest bearing balances due from banks                            276        234       238       142         85
                                                                    -------    -------   -------   -------    -------
            TOTAL INTEREST INCOME                                    36,987     35,530    32,974    31,263     31,255
                                                                    -------    -------   -------   -------    -------
 INTEREST EXPENSE
    Time deposits                                                    13,818     12,979    11,926    10,332      9,804
    Other deposits                                                    3,471      3,271     3,102     2,972      3,044
    Federal funds purchased and securities
      sold under agreements to repurchase                             1,223      1,276       624       710        801
    Short-term debt                                                     105        163       131       117         49
    Long-term debt                                                      843        855       889       886        932
                                                                    -------    -------    ------   -------    -------
            TOTAL INTEREST EXPENSE                                   19,460     18,544    16,672    15,017     14,630
                                                                    -------    -------   -------   -------    -------
 NET INTEREST INCOME                                                 17,527     16,986    16,302    16,246     16,625
    Provision for loan losses                                         1,994      1,892     1,925     1,720      1,589
                                                                    -------    -------   -------   -------    -------
 NET INTEREST INCOME AFTER PROVISION
    FOR LOAN LOSSES                                                  15,533     15,094    14,377    14,526     15,036
                                                                    -------    -------   -------   -------    -------
 NON-INTEREST INCOME
    Trust income                                                      1,282      1,496     1,290     1,214      1,175
    Service charges on deposit accounts                               2,190      2,176     1,905     1,727      1,799
    Other service charges and fees                                      398        392       475       539        376
    Income on sale of mortgage loans, net of commissions                450        521       391       365        430
    Income on investment banking, net of commissions                     71         13        87        88         (8)
    Credit card fees                                                  2,851      2,712     2,624     2,335      2,812
    Other income                                                        513        817       741       692        585
    Gain on sale of securities, net                                       -          -         -         -          -
                                                                    -------    -------   -------   -------    -------
            TOTAL NON-INTEREST INCOME                                 7,755      8,127     7,513     6,960      7,169
                                                                    -------    -------   -------   -------    -------
 NON-INTEREST EXPENSE
    Salaries and employee benefits                                    8,262      8,591     8,304     8,387      8,026
    Occupancy expense, net                                            1,043      1,035       923       872        895
    Furniture & equipment expense                                     1,355      1,336     1,274     1,281      1,291
    Loss on foreclosed assets                                            60         66        77        51         67
    Merger-related                                                        -          -         -         -          -
    Deposit insurance                                                    43         87        93        76         61
    Other operating expenses                                          5,288      4,860     4,579     4,613      4,558
                                                                    -------    -------   -------   -------    -------
            TOTAL NON-INTEREST EXPENSE                               16,051     15,975    15,250    15,280     14,898
                                                                    -------    -------   -------   -------    -------
 NET INCOME BEFORE INCOME TAXES                                       7,237      7,246     6,640     6,206      7,307
    Provision for income taxes                                        2,270      2,281     2,031     1,878      2,229
                                                                    -------    -------   -------   -------    -------
 NET INCOME                                                        $  4,967   $  4,965  $  4,609  $  4,328   $  5,078
                                                                    =======    =======   =======   =======    =======
 BASIC EARNINGS PER SHARE                                          $   0.69   $   0.68  $   0.63  $   0.59   $   0.69
                                                                    =======    =======   =======   =======    =======
 DILUTED EARNINGS PER SHARE                                        $   0.69   $   0.67  $   0.63  $   0.59   $   0.69
                                                                    =======    =======   =======   =======    =======



 Simmons First National Corporation                                                                                  SFNCA
 Consolidated Statements of Income - Year-to-Date
 For the Quarters Ended                                                   Dec 31     Sep 30    Jun 30    Mar 31     Dec 31
 (In thousands, except per share data)                                     2000       2000      2000      2000       1999
                                                                         --------   --------  --------  --------   --------


 INTEREST INCOME
    Loans                                                               $ 110,112   $ 79,697  $ 50,745  $ 24,726   $ 94,576
    Federal funds sold and securities purchased
      under agreements to resell                                            1,530      1,249       917       352      1,759
    Investment securities                                                  23,585     17,737    11,873     5,907     23,836
    Mortgage loans held for sale, net of unrealized gains (losses)            542        382       239       118        712
    Assets held in trading accounts                                            95         88        83        18         72
    Interest bearing balances due from banks                                  890        614       380       142        535
                                                                         --------    -------   -------   -------    -------
            TOTAL INTEREST INCOME                                         136,754     99,767    64,237    31,263    121,490
                                                                         --------    -------   -------   -------    -------
 INTEREST EXPENSE
    Time deposits                                                          49,055     35,237    22,258    10,332     37,752
    Other deposits                                                         12,816      9,345     6,074     2,972     12,125
    Federal funds purchased and securities
      sold under agreements to repurchase                                   3,833      2,610     1,334       710      2,913
    Short-term debt                                                           516        411       248       117        165
    Long-term debt                                                          3,473      2,630     1,775       886      3,804
                                                                         --------    -------   -------   -------    -------
            TOTAL INTEREST EXPENSE                                         69,693     50,233    31,689    15,017     56,759
                                                                         --------    -------   -------   -------    -------
 NET INTEREST INCOME                                                       67,061     49,534    32,548    16,246     64,731
    Provision for loan losses                                               7,531      5,537     3,645     1,720      6,551
                                                                         --------    -------   -------   -------    -------
 NET INTEREST INCOME AFTER PROVISION
    FOR LOAN LOSSES                                                        59,530     43,997    28,903    14,526     58,180
                                                                         --------    -------   -------   -------    -------
 NON-INTEREST INCOME
    Trust income                                                            5,282      4,000     2,504     1,214      4,666
    Service charges on deposit accounts                                     7,998      5,808     3,632     1,727      7,007
    Other service charges and fees                                          1,804      1,406     1,014       539      1,759
    Income on sale of mortgage loans, net of commissions                    1,727      1,277       756       365      2,021
    Income on investment banking, net of commissions                          259        188       175        88        266
    Credit card fees                                                       10,522      7,671     4,959     2,335     10,214
    Other income                                                            2,763      2,250     1,433       692      2,344
    Gain on sale of securities, net                                             -          -         -         -          -
                                                                         --------    -------   -------   -------    -------
            TOTAL NON-INTEREST INCOME                                      30,355     22,600    14,473     6,960     28,277
                                                                         --------    -------   -------   -------    -------
 NON-INTEREST EXPENSE
    Salaries and employee benefits                                         33,544     25,282    16,691     8,387     32,395
    Occupancy expense, net                                                  3,873      2,830     1,795       872      3,578
    Furniture & equipment expense                                           5,246      3,891     2,555     1,281      5,003
    Loss on foreclosed assets                                                 254        194       128        51        364
    Merger-related                                                              -          -         -         -      1,843
    Deposit insurance                                                         299        256       169        76        232
    Other operating expenses                                               19,340     14,052     9,192     4,613     18,514
                                                                         --------    -------   -------   -------    -------
            TOTAL NON-INTEREST EXPENSE                                     62,556     46,505    30,530    15,280     61,929
                                                                         --------    -------   -------   -------    -------
 NET INCOME BEFORE INCOME TAXES                                            27,329     20,092    12,846     6,206     24,528
    Provision for income taxes                                              8,460      6,190     3,909     1,878      7,360
                                                                         --------    -------   -------   -------    -------
 NET INCOME                                                             $  18,869   $ 13,902  $  8,937  $  4,328  $  17,168
                                                                         ========    =======   =======   =======   ========
 BASIC EARNINGS PER SHARE                                               $    2.59   $   1.90  $   1.22  $   0.59  $    2.35
                                                                         ========    =======   =======   =======   ========
 DILUTED EARNINGS PER SHARE                                             $    2.58   $   1.89  $   1.22  $   0.59  $    2.33
                                                                         ========    =======   =======   =======   ========






 Simmons First National Corporation                                                                         SFNCA
 Consolidated Risk-Based Capital
 For the Quarters Ended                              Dec 31        Sep 30       Jun 30       Mar 31        Dec 31
 (In thousands)                                       2000          2000         2000         2000          1999
                                                   ---------     ---------     -------       ------       -------
Tier 1 capital
    Stockholders' equity                        $    173,343   $   169,546  $   165,903  $   162,793   $   159,371
    Trust preferred securities                        17,250        17,250       17,250       17,250        17,250
    Intangible assets                                (35,241)      (35,664)     (25,992)     (26,609)      (27,226)
    Unrealized loss (gain) on AFS securities              34         2,211        3,686        3,583         3,900
    Debt issuance costs                                 (916)         (924)        (932)        (943)         (951)
                                                 -----------    ----------   ----------   ----------    ----------

       Total Tier 1 capital                          154,470       152,419      159,915      156,074       152,344
                                                 -----------    ----------   ----------   ----------    ----------

 Tier 2 capital
    Qualifying unrealized gain on AFS securities         475           287          343          340           400
    Qualifying allowance for loan losses              16,193        15,862       14,733       14,281        13,967
                                                 -----------    ----------   ----------   ----------    ----------

       Total Tier 2 capital                           16,668        16,149       15,076       14,621        14,367
                                                 -----------    ----------   ----------   ----------    ----------

       Total risk-based capital                 $    171,138   $   168,568  $   174,991  $   170,695   $   166,711
                                                 ===========    ==========   ==========   ==========    ==========

 Risk weighted assets                           $  1,290,494   $ 1,264,212  $ 1,175,381  $ 1,139,443   $ 1,114,226
                                                 ===========    ==========   ==========   ==========    ==========

 Assets for leverage ratio                      $  1,837,163   $ 1,799,310  $ 1,729,545  $ 1,681,485   $ 1,674,110
                                                 ===========    ==========   ==========   ==========    ==========

 Ratios at end of quarter
    Leverage ratio                                     8.41%         8.47%        9.25%        9.28%         9.10%
    Tier 1 capital                                    11.97%        12.06%       13.61%       13.70%        13.67%
    Total risk-based capital                          13.26%        13.33%       14.89%       14.98%        14.96%




 Simmons First National Corporation                                                                       SFNCA
 Consolidated Loans and Investments
 For the Quarters Ended                              Dec 31       Sep 30        Jun 30       Mar 31       Dec 31
 (In thousands)                                       2000         2000          2000         2000         1999
                                                   --------      -------       -------      -------      --------
Loan Portfolio - End of Period
------------------------------
 Consumer
    Credit cards                              $    197,567  $   186,342   $   183,853  $   177,762  $   187,242
    Student loans                                   67,145       66,071        65,595       71,048       66,739
    Other consumer                                 192,595      194,421       184,097      185,063      181,380
 Real Estate
    Construction                                    69,169       71,383        53,128       54,719       53,925
    Single-family residential                      244,377      243,904       217,669      209,356      203,042
    Other commercial                               287,272      275,091       251,469      243,857      240,259
    Unearned income                                   (102)        (113)         (134)        (145)        (156)
 Commercial
    Commercial                                     161,134      146,156       143,913      140,897      137,827
    Agricultural                                    57,164       70,064        59,255       39,917       35,337
    Financial institutions                           2,339        2,379         2,397        2,856        3,165
 Other                                              16,050       13,233        10,385       11,348        4,875
                                               -----------   ----------    ----------   ----------   ----------

       Total Loans                            $  1,294,710  $ 1,268,931   $ 1,171,627  $ 1,136,678  $ 1,113,635
                                               ===========   ==========    ==========   ==========   ==========

Investment Securities - End of Period
-------------------------------------
 Held-to-Maturity
    U.S. Treasury                             $     21,923  $    19,516   $    16,563  $    12,323  $    13,576
    U.S. Government agencies                        40,965       40,950        36,607       36,655       36,654
    Mortgage-backed securities                      11,065       14,296        15,240       16,113       16,920
    State and political subdivisions               110,380      107,147       106,234      105,565      107,157
    Other securities                                    80           82            82           83           85
                                               -----------   ----------    ----------   ----------   ----------
       Total held-to-maturity                      184,413      181,991       174,726      170,739      174,392
                                               -----------   ----------    ----------   ----------   ----------
 Available-for-Sale
    U.S. Treasury                                   24,037       27,146        35,264       40,054       41,442
    U.S. Government agencies                       156,436      161,031       156,892      163,656      159,856
    Mortgage-backed securities                      15,181       13,910        14,954       15,899       16,746
    State and political subdivisions                 6,821        6,720         6,681        6,282        6,432
    FHLB stock                                       6,165        6,068         5,924        5,794        5,711
    Other securities                                 5,430        4,869         4,604        4,648        4,700
                                               -----------   ----------    ----------   ----------   ----------
       Total available-for-sale                    214,070      219,744       224,319      236,333      234,887
                                               -----------   ----------    ----------   ----------   ----------

       Total investment securities            $    398,483  $   401,735   $   399,045  $   407,072  $   409,279
                                               ===========   ==========    ==========   ==========   ==========

       Fair Value - HTM investment securities $    185,663  $   181,357   $   171,940  $   167,729  $   171,554
                                               ===========   ==========    ==========   ==========   ==========

Investment Securities - QTD Average
-----------------------------------
 Taxable securities                           $    286,981  $   284,901   $   296,027  $   297,561  $   302,508
 Tax exempt securities                             114,971      113,173       112,157      111,862      115,412
                                               -----------   ----------    ----------   ----------   ----------

    Total investment securities - QTD average $    401,952  $   398,074   $   408,184  $   409,423  $   417,920
                                               ===========   ==========    ==========   ==========   ==========



 Simmons First National Corporation                                                             SFNCA
 Consolidated Allowance and Asset Quality
 For the Quarters Ended                              Dec 31    Sep 30    Jun 30     Mar 31    Dec 31
 (In thousands)                                       2000      2000      2000       2000      1999
                                                    -------   -------   --------   --------   -------
Allowance for Loan Losses
-------------------------
 Balance, beginning of quarter                     $  20,691  $ 18,002   $ 17,719  $ 17,085  $ 17,580
                                                    --------   -------    -------   -------   -------

 Loans charged off
    Credit card                                          962       834        843       745       823
    Other consumer                                       630       660        663       396       704
    Real estate                                          211        46         64       285       294
    Commercial                                           474       286        395       255       649
                                                    --------   -------    -------   -------   -------
       Total loans charged off                         2,277     1,826      1,965     1,681     2,470
                                                    --------   -------    -------   -------   -------

 Recoveries of loans previously charged off
    Credit card                                          121       116        118       113       109
    Other consumer                                       149       294        122       235        61
    Real estate                                            2        15         17        58       184
    Commercial                                            27        43         66       189        32
                                                    --------   -------    -------   -------   -------
       Total recoveries                                  299       468        323       595       386
                                                    --------   -------    -------   -------   -------
    Net loans charged off                              1,978     1,358      1,642     1,086     2,084
 Allowance for loan losses of acquired branches          450     2,155          -         -         -
 Provision for loan losses                             1,994     1,892      1,925     1,720     1,589
                                                    --------   -------    -------   -------   -------
 Balance, end of year                              $  21,157  $ 20,691   $ 18,002  $ 17,719  $ 17,085
                                                    ========   =======    =======   =======   =======
Non-performing assets
---------------------
 Non-performing loans
    Nonaccrual loans
       Real estate                                 $   4,739  $  4,393   $  3,733  $  4,281  $  4,035
       Commercial                                        791     2,929        926     1,805     1,600
       Consumer                                        2,682     2,300      1,989     1,536     2,031
                                                    --------   -------    -------   -------   -------
          Total nonaccrual loans                       8,212     9,622      6,648     7,622     7,666
    Loans past due 90 days or more                     2,752     2,643      2,145     2,154     2,542
                                                    --------   -------    -------   -------   -------
             Total non-performing loans               10,964    12,265      8,793     9,776    10,208
                                                    --------   -------    -------   -------   -------
 Other non-performing assets
    Foreclosed assets held for sale                    1,104     1,226      1,249     1,632       747
    Other non-performing assets                          196       100         36        40        56
                                                    --------   -------    -------   -------   -------
       Total other non-performing assets               1,300     1,326      1,285     1,672       803
                                                    --------   -------    -------   -------   -------

          Total non-performing assets              $  12,264  $ 13,591   $ 10,078  $ 11,448  $ 11,011
                                                    ========   =======    =======   =======   =======
Ratios
------
 Allowance for loan losses to total loans              1.63%     1.63%      1.54%     1.56%     1.53%
 Allowance for loan losses to
    non-performing loans                             192.97%   168.70%    204.73%   181.25%   167.37%
 Allowance for loan losses to
    non-performing assets                            172.51%   152.24%    178.63%   154.78%   155.16%
 Non-performing loans to total loans                   0.85%     0.97%      0.75%     0.86%     0.92%
 Non-performing assets to total assets                 0.64%     0.73%      0.57%     0.65%     0.65%



 Simmons First National Corporation                                                                          SFNCA
 Consolidated - Selected Financial Data
 For the Quarters Ended                                    Dec 31      Sep 30      Jun 30      Mar 31       Dec 31
 (In thousands, except per share data)                      2000        2000        2000        2000         1999
                                                          -------    --------    --------     --------     --------
QUARTER-TO-DATE
---------------
 Diluted operating earnings per share                    $     0.69  $     0.67  $     0.63   $     0.59  $      0.69
 Diluted cash operating earnings per share                     0.75        0.75        0.68         0.65         0.74
 Cash dividends declared  - per common share                   0.21        0.20        0.20         0.19         0.19
 Cash dividends declared - amount                             1,507       1,456       1,467        1,392        1,390
 Cash operating earnings                                      5,501       5,473       5,024        4,743        5,492
 Operating return on average stockholders' equity            11.52%      11.77%      11.23%       10.66%       12.62%
 Cash operating return on average stockholders' equity       12.86%      13.08%      12.35%       11.79%       13.77%
 Operating return on average assets                           1.05%       1.08%       1.06%        1.02%        1.19%
 Cash operating return on average assets                      1.19%       1.21%       1.17%        1.13%        1.31%
 Net interest margin (FTE)                                    4.23%       4.18%       4.23%        4.34%        4.43%
 FTE Adjustment                                                 743         729         732          706          736
 Amortization of intangibles                                    808         767         618          618          617
 Amortization of intangibles, net of taxes                      534         508         415          415          414
 Average shares outstanding                               7,236,853   7,304,226   7,333,108    7,321,801    7,314,949
 Average earning assets                                   1,716,597   1,684,457   1,621,507    1,572,287    1,554,595
 Interest bearing liabilities                             1,487,678   1,460,588   1,389,732    1,349,170    1,343,651
 Merger-related expenses, net of taxes                            -           -           -            -           -

YEAR-TO-DATE
------------
 Diluted operating earnings per share                    $     2.58  $     1.89  $     1.22   $     0.59  $     2.52
 Diluted cash operating earnings per share                     2.83        2.08        1.33         0.65        2.74
 Cash dividends declared - per common share                    0.80        0.59        0.39         0.19        0.72
 Cash operating earnings                                     20,741      15,240       9,767        4,743      20,206
 Operating return on average stockholders' equity            11.33%      11.25%      10.97%       10.66%      11.80%
 Cash operating return on average stockholders' equity       12.56%      12.44%      12.09%       11.79%      12.99%
 Operating return on average assets                           1.05%       1.05%       1.04%        1.02%       1.11%
 Cash operating return on average assets                      1.18%       1.17%       1.15%        1.13%       1.23%
 Net interest margin (FTE)                                    4.24%       4.25%       4.28%        4.34%       4.41%
 FTE Adjustment                                               2,910       2,167       1,438          706       2,944
 Amortization of intangibles                                  2,811       2,003       1,236          618       2,469
 Amortization of intangibles, net of taxes                    1,872       1,338         830          415       1,656
 Average shares outstanding                               7,298,842   7,319,655   7,327,455    7,321,801   7,306,753
 Average earning assets                                   1,648,734   1,626,065   1,596,723    1,572,287   1,535,318
 Interest bearing liabilities                             1,422,078   1,400,051   1,369,450    1,349,170   1,323,036
 Merger-related expenses, net of taxes                            -           -           -            -       1,382

END OF PERIOD
-------------
 Book value                                              $    24.14  $    23.31  $    22.62   $    22.21  $    21.78
 Shares outstanding                                       7,180,966   7,271,692   7,333,519    7,329,778   7,315,575
 Diluted shares outstanding                                  20,033      21,173      22,400       26,100      67,142
 Full-time equivalent employees                                 927         934         877          883         882
 Total number of ATM's                                           59          58          50           50          50
 Total number of branches                                        61          61          53           52          52
 Parent company only - investment in subsidiaries           190,159     184,133     177,692      176,423     173,844
 Parent company only - intangible assets                        116         144         161          188         205
 Shares repurchased this quarter                             93,200      63,627           -            -           -
 Average price of repurchased shares                          20.06       21.35           -            -           -


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      SIMMONS FIRST NATIONAL CORPORATION




Date:    January 18, 2001            /s/Barry L. Crow
--------------------------           ----------------------------------------
                                      Barry L. Crow, Executive Vice President
                                       and Chief Financial Officer